Pension Benefits - Pension Plans with Benefit Obligations and Accumulated Benefit Obligations in Excess of Plan Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Plan, Plans with Benefit Obligations in Excess of Plan Assets [Abstract]
Benefit obligation	$ 61,124	$ 90,042
Fair value of plan assets	50,517	64,631
Accumulated benefit obligation	1,821	60,828
Fair value of plan assets	$ 925	$ 55,095